 THE ADVISORS’ INNER CIRCLE FUND III

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

(the “Funds”)

Supplement dated September 24, 2021 to:

•	the FS Chiron SMid Opportunities Fund’s Summary Prospectus dated July 21, 2021 (the “SMid Opportunities Fund Summary Prospectus”); and
•	the Funds’ Prospectus dated July 16, 2021, as revised July 21, 2021 (the “Prospectus” and together with the SMid Opportunities Fund Summary Prospectus, the “Prospectuses”).

This Supplement provides new and additional information beyond that contained in the Prospectuses, and should be read in conjunction with the Prospectuses.

Effective immediately, the Prospectuses are hereby amended and supplemented as follows:

1.	The third sentence of the first paragraph of the “Principal Investment Strategies” section of the SMid Opportunities Fund Summary Prospectus, and each corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Small to middle market capitalization, or SMID, companies are companies with market capitalizations within the range of the MSCI ACWI SMID Index at the time of purchase.

2.	The phrase “for Class I Shares” in the first sentence of the paragraph under “How to Sell Your Fund Shares - Involuntary Redemptions of Your Shares” in the Prospectus is deleted.

3.	The fifth and sixth bullet points under “Sales Charges - Waiver of Front-End Sales Charge – Class A Shares” in the Prospectus are deleted and replaced with the following:

•	By investors with accounts held directly with a FS Chiron Fund (i.e., not through a financial intermediary) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more FS Chiron Funds;

•	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another FS Chiron Fund within 30 days of such redemption, provided that the investors paid either a front-end or contingent;

4.	The first paragraph under “Sales Charges – General Information about Sales Chares” in the Prospectus is deleted and replaced with the following:

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Adviser, its affiliates and/or the Funds' distributor may pay dealers up to 1.00% on investments of $1,000,000 or more in Class A Shares of the Funds, and 1.00% on investments in Class C Shares of the Funds (sometimes referred to as a “finder’s fee”). From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law, which would subject such firms to the prospectus delivery requirements and liability provisions of the Securities Act of 1933, as amended.

5.	The first paragraph under “Payments to Financial Intermediaries – Payments by the Adviser” in the Prospectus is deleted and replaced with the following:

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. Further, the Adviser and/or its affiliates may pay a finder’s fee to intermediaries in connection with certain purchases of Class A and Class C shares, as described under “General Information About Sales Charges.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CHI-SK-013-0100

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